Exhibit 10.1

FIRST AMENDMENT TO BORROWING BASE

REVOLVING LINE OF CREDIT AGREEMENT

This First Amendment to Borrowing Base Revolving Line of Credit Agreement (“Amendment”) is entered into as of September 29, 2006 between WILLIAM LYON HOMES, INC., a California corporation (“Borrower”), and WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association (“Lender”), formerly referenced as Agent for Wachovia Financial Services, Inc., a North Carolina corporation, which Amendment is consented to by guarantor WILLIAM LYON HOMES, a Delaware corporation (“Guarantor”).

RECITALS:

A. Borrower has received a revolving line of credit from Lender in the maximum commitment amount of $50,000,000.00 (the “Loan”) for the acquisition and development of Approved Subdivisions pursuant to the terms of that certain Borrowing Base Revolving Line of Credit Agreement dated as of February 14, 2006, between Borrower and Lender (as the same may be amended or restated from time to time, the “Loan Agreement”) and as further evidenced by that certain Borrowing Base Secured Promissory Note executed by Borrower and payable to the order of Lender (as amended, restated and otherwise modified from time to time, the “Note”). All capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Loan Agreement.

B. The Loan is secured by, among other things, a duly recorded Construction Deed of Trust and Fixture Filing (With Assignment of Rents and Security Agreement), a duly filed UCC-1 Financing Statement naming Borrower as Debtor and Lender as Secured Party, and such certain other assignments (collectively, as amended, restated and otherwise modified from time to time, the “Security Documents”).

C. Guarantor has executed certain documents in favor of Lender in connection with the Loan, including that certain Payment and Completion Guaranty Agreement (together with any other documents executed by any Guarantor in favor of Lender in connection with the Loan, each as may be amended, restated and otherwise modified from time to time, the “Guarantor Documents”).

D. The Notes, the Security Documents, the Guaranty Documents, and all other agreements, documents, and instruments evidencing, securing, or otherwise relating to the Loan, as may be amended, modified, extended or restated from time to time, are sometimes referred to individually and collectively as the “Loan Documents”. Hereinafter, the Loan Documents shall mean such documents as modified in this Amendment.

E. The parties desire to modify the Loan Agreement and the Loan Documents as set forth below.

AGREEMENT:

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. ACCURACY OF RECITALS.

Borrower and Lender acknowledge the accuracy of the recitals.

2. MODIFICATION OF THE LOAN AGREEMENT.

2.1 The definition of “Interest Rate” is hereby amended and restated in its entirety to provide as follows:

“Interest Rate” means, at the election of Borrower in connection with any Advance Request pursuant to Section 2.2(a) (and otherwise subject to the provisions of Section 2.3 and Section 3 of the Note), either:

(a) The LIBOR Rate plus 200 basis points (i.e., 2.00%), which combined figure shall be rounded upwards to the nearest one-eighth percent (.125%), with such interest rate being adjusted from time to time as of each Interest Rate Adjustment Date (“LIBOR Based Rate”); provided, however, that at any time the Outstanding Loan Borrowings are equal to or greater than sixty-five percent (65%) of the Commitment Amount then in effect, the LIBOR Based Rate shall be the LIBOR Rate plus 175 basis points (i.e., 1.75%); or

(b) The Prime Rate (rounded upwards to the nearest one-eighth percent (.125%)), with such interest rate being adjusted from time to time as and when the Prime Rate is adjusted (“Prime Based Rate”).

Borrower may not elect to convert or otherwise change the Interest Rate except in connection with an Advance Request. Interest shall accrue on the entire outstanding balance of the Loan at the Interest Rate selected by Borrower until such time as Borrower elects to convert such Interest Rate to the other available Interest Rate (i.e., LIBOR Based Rate or Prime Based Rate); provided that the applicable Interest Rate shall be the Default Rate at any time an Event of Default has occurred and is continuing. In the event no such Interest Rate election is made by Borrower, the Interest Rate shall be deemed to be the LIBOR Based Rate.

2.2 Section 2.1(c) of the Loan Agreement is hereby amended to delete “this Article 2” and to replace such reference with “the Note”.

2.3 Section 2.3 of the Loan Agreement is hereby amended and restated in its entirety as follows:

2.3 Interest Rate Provisions.

(a) Default Rate. If the Loan is not paid in full on or before the Maturity Date (subject to any extension thereto properly exercised by Borrower in accordance with this Agreement), any other payment due hereunder (including, without limitation, late charges and fees for legal counsel) is not received by Lender on or before the date on which such payment originally was due without regard to any notice or cure periods provided for herein or in the other Loan Documents or following any other Event of Default and during the continuance thereof, the interest rate payable on the Loan shall immediately increased to the Default Rate and interest shall continue to accrue at the Default Rate until full payment is received or such Event of Default is cured, as applicable. Interest at the Default Rate also shall accrue on any judgment obtained by Lender in connection with collection of the Loan or enforcement of any obligations due under the other Loan Documents until such judgment amount is paid in full.

(b) Usury Savings Clause. All agreements herein are expressly limited so that in no contingency or event whatsoever, whether by reason of the disbursement of Loan proceeds, the acceleration of the maturity of the unpaid principal balance of the Loan, or otherwise, shall the amount paid or agreed to be paid to the Lender for the use, forbearance or detention of the money to be advanced under the Loan exceed the highest lawful rate permissible under any usury laws which may be applicable to this Loan. If, from any circumstances whatsoever, the fulfillment of any provision of this Agreement or any of the other Loan Documents, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law which a court of competent jurisdiction may deem applicable to the Loan, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity; and if, from any circumstance, the Lender shall never receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of Lender’s portion of the unpaid principal balance due on the Loan and not to the payment of interest.

2.4 Section 2.4(a) of the Loan Agreement is hereby deleted.

2.5 Section 2.4(d) of the Loan Agreement is hereby amended and restated in its entirety as follows:

(d) Prepayments. In addition to any principal payments required pursuant to Sections 3.6 and 3.7 of the Note, Borrower may from time to time pay, without penalty or premium, all or any portion of outstanding principal balance of the Loan upon three (3) Business Days’ prior written notice to Lender; provided, however, such prepayment shall be in a minimum amount of $1,000,000.00; and Borrower shall be required to pay to Lender (i) all accrued and unpaid interest on the principal so prepaid, (ii) pay any and all funding indemnification amounts required by Sections 3.6 and 3.7 of the Note; and (iii) on demand, reimburse Lender for, and hold Lender harmless from, all losses and expenses actually incurred by Lender as a result of such prepayment, including, any losses and expenses actually arising from the liquidation or redeployment of deposits acquired to fund or maintain the principal amount of any LIBOR Based Rate Advance which is being prepaid pursuant to this Section.

2.6 Section 2.4(g) of the Loan Agreement is hereby amended and restated in its entirety as follows:

(g) Application of Payments. All payments received by Lender pursuant to this Section 2.4 and the Note will be applied to interest, principal and Other Amounts in such order and priority as Lender may determine from time to time subject to the terms and conditions set forth in this Agreement and, with respect to the application of such payments to the Obligations due Lender pursuant to this Agreement, in accordance with the Pro Rata Share of each Lender.

3. RATIFICATION OF LOAN DOCUMENTS AND COLLATERAL.

The Loan Documents are ratified and affirmed by Borrower and will remain in full force and effect as modified herein, and as those Loan Documents may have been amended, restated or otherwise modified. Any property or rights to or interest in property granted as security in the Loan Documents will remain as security for the Loan and the obligations of Borrower in the Loan Documents. Each reference in any Loan Document to any other Loan Document will be a reference to such Loan Document as modified by this Amendment or as otherwise restated, amended or modified.

4. REPRESENTATIONS AND WARRANTIES.

Borrower represents and warrants to Lender:

4.1 To the best of its knowledge, no Event of Default under the Loan Agreement, as modified herein, or any other Loan Document, as those Loan Documents may have been amended, restated or otherwise modified, has occurred and is continuing.

4.2 There has been no Material Adverse Change as of the date hereof.

4.3 Each and all representations and warranties of Borrower in the Loan Documents, as such Loan Documents may have been amended, restated or otherwise modified, are accurate on the date hereof in all material respects.

4.4 Borrower has no claims, counterclaims, defenses, or set-offs with respect to the Loan Documents as modified by this Amendment or otherwise amended, restated or modified.

4.5 The Loan Documents, as modified by this Amendment or as otherwise amended, restated or modified, are the legal, valid, and binding obligation of Borrower, enforceable against Borrower in accordance with their terms.

4.6 Borrower is validly existing under the laws of the state of its formation and has the requisite power and authority to execute and deliver this Amendment and to perform the Loan Documents, as modified herein or as otherwise amended, restated or modified. Each of the certificates and resolutions previously delivered to Lender in connection with the Loan continue to be true and accurate in all material respects, have not been rescinded, revoked, terminated, limited, restricted or otherwise modified and continue in full force and effect. The execution and delivery of this Amendment and the performance of the Loan Documents, as modified herein or as otherwise amended, restated or modified, have been duly authorized by all requisite action by or on behalf of Borrower and all other requisite persons. This Amendment has been duly executed and delivered on behalf of Borrower.

5. COVENANTS.

Borrower covenants with Lender that Borrower shall execute, deliver, and provide to Lender such additional agreements, documents, and instruments as reasonably required by Lender to effectuate the intent of this Amendment.

6. RELEASE.

Borrower represents and warrants that Borrower has no claims, counterclaims, defenses, or offsets with respect to the enforcement by Lender against Borrower of the Loan or the Loan Documents. Borrower further fully, finally and forever releases and discharges Lender and its respective successors, assigns, directors, officers, employees, agents, and representatives from any and all actions, causes of action, claims, debts, demands, liabilities, obligations, and suits, of whatever kind or nature in law or equity that it has or in the future may have, whether known or unknown, with respect to the Loan and the Loan documents or the actions or omissions of Lender in respect thereof to the extent such claims, counterclaims, defenses or offsets arose from events occurring prior to the date of this Amendment. It is the intention of Borrower that the above release shall be effective as a full and final release of each and every matter specifically and generally referred to in this paragraph. Borrower acknowledges and represents that it has been advised by independent legal counsel with respect to the agreements contained herein and with respect to the provisions of California Civil Code Section 1542, which provides as follows: “A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED THE SETTLEMENT WITH THE DEBTOR.” Borrower, being aware of said code section, expressly waives any and all rights its may have thereunder, as well as under any other statute or common law principle of similar effect, with respect to any of the matters released herein. The Amendment shall act as a release of all included claims, rights and causes of action, whether such claims are currently known, unknown, foreseen or unforeseen and regardless of any present lack of knowledge as to such claims. Borrower understands and acknowledges the significance and consequence of this waiver of California Civil Code Section 1542, and hereby assumes full responsibility for any injuries, damages, losses or liabilities released herein.

7. CONDITIONS PRECEDENT TO THIS AMENDMENT.

This Amendment shall become effective and binding on Lender only upon satisfaction, as determined by Lender in its sole and absolute discretion, of the following conditions precedent:

7.1 No Event of Default. No Event of Default shall have occurred and be continuing as of the date of this Amendment.

7.2 No Mechanics’ Lien and/or Labor Claims against the Project. Borrower shall provide evidence to Lender, in a form and manner satisfactory to Lender in its sole and absolute discretion, that, there are no mechanic lien claims, labor claims or other claims for service or goods that could result in a lien or encumbrance against the Project (as that term is defined in the Loan Agreement, as modified herein).

7.3 Execution and Delivery of Amendment. Borrower shall have delivered to Lender a fully executed original of this Amendment and the attached Consent and Agreement of Guarantor. Lender has executed and delivered a fully executed copy of this Amendment to Borrower.

8. ENTIRE AGREEMENT, CHANGE, DISCHARGE, TERMINATION, OR WAIVER.

The Loan Documents, as modified herein, and as otherwise amended, restated or modified, contain the entire understanding and agreement of Borrower in respect of the subject matter thereto and supersedes all prior representations, warranties, agreements, arrangements, and understandings. No provision of such Loan Documents may be further changed, discharged, supplemented, terminated, or waived except in a writing signed by Lender and Borrower.

9. BINDING EFFECT.

The Loan Documents as modified herein are binding upon, and inure to the benefit of Borrower and Lender and their respective successors and assigns.

10. CHOICE OF LAW.

This Amendment and the attached Consent and Agreement of Guarantor is governed by and construed in accordance with the laws of the State of California, without giving effect to conflicts of law principles.

11. COUNTERPART EXECUTION.

This Amendment and the attached Consent and Agreement of Guarantor may be executed in one or more counterparts, each of which is deemed an original and all of which together constitute one and the same document. Signature pages may be detached from the counterparts and attached to a single copy of this Amendment and the attached Consent and Agreement of Guarantor to physically form one document.

[Signature Pages Follow]

DATED as of the date first above stated.

BORROWER:

WILLIAM LYON HOMES, INC., a California corporation

By:	/s/ Richard S. Robinson

Name:	Richard S. Robinson

Its:	Senior Vice President

By:	/s/ Michael D. Grubbs

Name:	Michael D. Grubbs

Its:	Senior Vice President

[Signature Pages Continue on Following Page]

Signature Page to First Amendment to Borrowing Base

Revolving Line of Credit Agreement

LENDER:

WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association

By:	/s/ BRIAN A. PHILLIPS

Name:	Brian A. Phillips

Its:	Vice President

[End of Signature Pages – Consent and Agreement of Guarantor Follows]

Signature Page to First Amendment to Borrowing Base

Revolving Line of Credit Agreement

CONSENT AND AGREEMENT OF GUARANTOR

The undersigned hereby consents to the foregoing First Amendment to Borrowing Base Revolving Line of Credit Agreement (“Amendment”) and agrees to the terms and conditions thereof. The undersigned further represents, warrants and covenants to Lender as follows:

1. To the best of its knowledge, no Event of Default has occurred and is continuing.

2. There has been no Material Adverse Change with respect to Borrower or the Project.

3. Borrower continues to be validly existing under the laws of the state of its formation or organization and (1) Borrower has the requisite power and authority to execute and deliver the Amendment and to perform the Loan Documents as modified by the Amendment, and (2) the undersigned has the requisite power and authority to execute and deliver this Consent and Agreement of Guarantor and to perform the Loan Documents to which it is a party, as those Loan Documents may have been amended, restated or otherwise modified.

4. The undersigned acknowledges (i) receiving a copy of and reading the foregoing Amendment and all other Loan Documents, including any new Loan Documents and any restatements, amendments or modifications with respect to any existing Loan Documents, (ii) the accuracy of the Recitals in the Amendment, and (iii) the continued effectiveness of the Guarantor Documents.

5. The undersigned consents to the modification of the Loan Documents as set forth in the Amendment, and as set forth in any restatements, amendments or modifications with respect to any existing Loan Documents or Guarantor Documents, and as to all other matters as set forth in the Amendment and affirms and covenants to Lender that: (a) such Loan Documents and Guarantor Documents (as restated, amended or otherwise modified) continue to be the legal, valid and binding obligation of Borrower and the undersigned (as applicable), enforceable against Borrower and the undersigned (as applicable) in accordance with their terms, subject only to bankruptcy, insolvency, moratorium, reorganization or similar laws affecting creditors’ rights generally and by equitable principles of general application, and (b) any property or rights to or interests in property granted as security in the Guarantor Documents shall remain as security.

6. Guarantor represents and warrants that Guarantor has no claims, counterclaims, defenses, or off-sets with respect to the enforcement against Guarantor of the Guarantor Documents. Guarantor further fully, finally and forever releases and discharges Lender and its successors, assigns, directors, officers, employees, agents, and representatives from any and all actions, causes of action, claims, debts, demands, liabilities, obligations, and suits, of whatever kind or nature in law or equity that it has or in the future may have, whether know or unknown, with respect to the Loan and the Loan Documents (including without limitation, the Guarantor Documents) or the actions or omissions of Lender in respect thereof to the extent such claims, counterclaims, defenses or off-sets arose from events occurring prior to the date of the Amendment. It is the intention of Guarantor that the above release shall be effective as a full and final release of each and every matter specifically and generally referred to in this paragraph.

Guarantor acknowledges and represents that it has been advised by independent legal counsel with respect to the agreements contained herein and with respect to the provisions of California Civil Code Section 1542, which provides as follows: “A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED THE SETTLEMENT WITH THE DEBTOR.” Guarantor, being aware of said Code section, expressly waives any and all rights its may have thereunder, as well as under any other statute or common law principle of similar effect, with respect to any of the matters released herein.

[Signature Page Follows]

DATED as of the date of the Amendment.

GUARANTOR:

WILLIAM LYON HOMES, a Delaware corporation

By:	/s/ RICHARD S. ROBINSON

Name:	Richard S. Robinson

Title:	Senior Vice President

By:	/s/ MICHAEL D. GRUBBS

Name:	Michael D. Grubbs

Title:	Senior Vice President

Signature Page to Consent and Agreement of Guarantor